Nasdaq: CUE | March 2020 Corporate Presentation Immune Responses, On Cue™ Cowen & Co. 40th Annual Healthcare Conference | March 2, 2020 EXHIBIT 99

Forward-Looking Statements This presentation has been prepared by Cue Biopharma, Inc. (“we,” “us,” “our,” “Cue” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding anticipated results of our drug development efforts, including study results, our expectations regarding the timing of milestone events, regulatory developments and expected future operating results. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our limited operating history, limited cash and a history of losses; our ability to achieve profitability; our ability to secure required U.S. Food and Drug Administration (“FDA”) or other governmental approvals for our product candidates and the breadth of any approved indication; negative or inconclusive results from our clinical studies or serious and unexpected drug-related side effects or other safety issues experienced by participants in our clinical trials; delays and changes in regulatory requirements, policy and guidelines including potential delays in submitting required regulatory applications to the FDA; our reliance on licensors, collaborations and strategic alliances; our ability to obtain adequate financing to fund our business operations in the future; and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report(s) on Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Corporate Highlights Distinct mechanism of action for selective modulation of disease-relevant T cells directly in a patient’s body Modular therapeutic frameworks targeting cancer and autoimmune disease Industry-standard manufacturing, without need for ex vivo manipulation LG Chem collaboration to expand IL-2 based CUE-100 series in immuno-oncology Merck collaboration to establish proof of mechanism for Immuno-STAT platform in autoimmune disease CUE-101 in Phase 1 for R/M HPV+ head and neck cancer with initial data in 1H 2020 Platform modularity demonstrated through CUE-102 for WT1-associated cancers Neo-STAT capability enhances R&D efficiency and offers potential for personalized immunotherapy Strong financial position supports key readouts from ongoing CUE-101 clinical study and further expansion of Immuno-STAT platform Disruptive Platform for T Cell Modulation In Vivo Strategic Partnerships to Accelerate Expansion Focused Execution Against Platform Validation

Emulating Nature’s Cues to Selectively Modulate T Cells FC Immuno-STAT Fc Signal 1 Signal 2 Co-Stimulatory/ Co-Regulatory Signal Major Histocompatibility Complex (MHC) T Cell Receptor (TCR) Co-Stimulatory/ Co-Regulatory Receptor Selectivity/ Specificity Induction/ Control T Cell Antigen-Presenting Cell Signal 1 Signal 2 Rationally engineered Immuno-STAT biologics selectively target and modulate the activity of disease-relevant T cells

Co-stim/Co-reg Distinct biological signals, including cytokines; cell-surface receptors; and/or other targeting modalities (e.g., scFv, etc.) MHC Different HLA alleles to address global patient populations Peptide Peptide epitopes to target different diseases Immuno-STAT Modularity Fc Backbone Fc engineering to dial in or out biological and effector functions Combinatorial diversity presents potential to generate therapeutic molecules for a broad set of diseases and patient populations

Pipeline



TARGET SELECTION
PRE-CLINICAL
PHASE 1
LATE CLINICAL
PARTNER
CUE-100
IL-2
CUE-101 (HPV E7 / A02)
CUE-102 (WT1 / A02)
CUE-102 (WT1 / A24)
CUE-103 (Undisclosed)
LG Chem
Asia Rights to Three Oncology Targets
CUE-200
CD80 &
4-1BBL
CUE-201 (Undisclosed)
CUE-300
PD-L1 &
Undisclosed
CUE-301 (Proins / DR4)
CUE-302 (Undisclosed)
MERCK
Collaboration for Autoimmune Disease

CUE BIOPHARMA

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CUE-100 Series: Exploiting IL-2 via Rational Protein Design

CUE-100 Series

Side View



Top View



Immune Signaling Components

Attenuated IL-2



Optimized for desired biological activity through two single amino acid changes

- Abrogates binding to IL-2R alpha
- Reduces binding affinity to IL-2R beta

Maintains IL-2 ability to stimulate antigen-specific CD8+ T cells while reducing Treg expansion

Peptide Loaded HLA



Stabilized peptide HLA complex to present disease-relevant epitope to T cell receptor

- Framework allows for incorporation of an array of HLA Class I alleles (i.e., A02, A11, A24)

Provides “Signal 1” to the targeted antigen-specific CD8+ T cells, thereby enhancing the activity of the attenuated IL-2

Therapeutic framework is not dependent on barriers of antigen processing & presentation, and is designed to avoid systemic immune activation

CUE BIOPHARMA

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CUE-100 Series: Mechanistic Differentiation Over Emerging “Not Alpha” IL-2 Landscape IL-2R⍺ IL-2Rβ IL-2Rγ Treg ⍺βγ βγ Anti-tumor Teff βγ Treg ⍺βγ βγ Anti-tumor Teff βγ Treg ⍺βγ βγ Anti-tumor Teff βγ Expansion of Tregs Expansion of non-tumor Teffs Expansion of tumor-specific T cells, if pre-existing Reduced expansion of Tregs Expansion of non-tumor Teffs Expansion of tumor-specific T cells, if pre-existing Reduced expansion of Tregs Reduced expansion of non-tumor Teffs Expansion of pre-existing tumor-specific T cells and priming of naïve T cells Wild Type IL-2 (e.g., Proleukin) CUE-100 IL-2 Series (e.g., CUE-101) “Not Alpha” IL-2 (e.g., THOR-707) Non-tumor Teff Non-tumor Teff Non-tumor Teff > = = = = << CUE-100 series is designed for selective induction and expansion of tumor-specific CD8+s without reliance on a pre-existing repertoire

CUE-101: Lead Clinical Candidate for HPV-Driven Malignancies CUE-101 Immuno-STAT Design Signal 1: HLA-A*02:01 + HPV-16 E711-20 peptide Signal 2: IL-2 variant Clinical Rationale CUE-101 is designed to selectively prime and expand HPV-specific T cells in vivo HPV is recognized as a growing driver of head and neck cancer and is now responsible for over 70% of oropharyngeal cancers in the US and EU Despite treatment with current standards of care, more than 50% of patients with advanced disease will experience recurrence with significant quality of life impacts The CUE-101 clinical development strategy builds upon robust translational preclinical data and patient stratification Fc

CUE-101: Directing IL-2 to the “Right” T Cells Selective Binding Intact & Selective Effector Function Immuno-STAT (nM) HPV-specific CD8+ T cells Immuno-STAT (nM) CMV-specific CD8+ T cells CUE-101 specifically targets and activates HPV-E7 T cells

CUE-101: In Vitro Expansion of HPV E7-Specific T Cells E711-20-Specific CD8+ T Cells Vehicle-Treated CUE-101-Treated CUE-101 selectively expands HPV-E7 T cells with minimal effects on regulatory T cells

CUE-101: Mitigating the Risk Associated with Systemic WT IL-2 Activation PBMC from healthy human donors were stimulated for 18 hours with increasing amounts of CUE-101 or recombinant human IL-2 Cytokine production was assessed in culture supernatant by MSD

Note: Publications and posters are available on the Investor Relations section of the Cue Biopharma website CUE-101: Foundational Data Published in CCR In Vitro Selective binding to HPV-specific CD8+ T cells Dose-dependent induction of effector function Expansion of HPV E7 T cells from human PBMCs Mitigation of risk associated with systemic IL-2 activation Animal Model Selective expansion of HPV E7 CD8+ T cells in the tumor and in the periphery Inhibition of tumor growth and survival in TC-1 syngeneic model, both as a monotherapy and in combination with anti-PD-1 Generation of immunologic memory against TC-1 tumor cells (i.e., re-challenge study)

CUE-101: Ongoing First-In-Human Study


Part A: Monotherapy Dose Escalation
Cohort N
Cohort 3
Cohort 2
Cohort 1
RP2D:BED/MTD
Part B: Monotherapy RP2D Expansion
Late Line Accelerated Monotherapy Approval Opportunity in H&N

- **Design** (CUE-101 Q3W)
  - Part A: Dose Escalation (3+3)
  - Part A: Safety Expansion (Up to 9 Patients)
  - Part B: Dose Expansion (10-20 Pts at RP2D)
- **Eligibility**
  - Part A & B: HPV+ H&N Cancer, R/M 2L+
- **Objectives**
  - Primary: Safety and Tolerability
  - Secondary: PK/PD, Anti-Tumor Activity
- **Biomarkers** (Pre/Post CUE-101 Dose)
  - HPV E7-specific CD8+ T cell counts
  - HPV E7-specific CD8+ T cell functionality
  - Immunophenotyping, cytokine release, and TCR sequencing

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CUE-101: Phase I Clinical Development Network Emory Winship Cancer Institute: Nabil Saba Karmanos Cancer Institute: Elizabeth Heath and Ammar Sukari MD Anderson Cancer Center: Bonnie Glisson MGH/Harvard and Dana Farber Cancer Institute: Sara Pai and Lori Wirth Moffitt Cancer Center: Christine Chung Stanford Cancer Center: A. Dimitrios Colevas University of Arizona Center: Julie Bauman University of Michigan Rogel Cancer Center: Frank Worden University of Washington Fred Hutch Cancer Center: Cristina Rodriguez Vanderbilt-Ingram Cancer Center: Jill Gilbert and Mike Gibson Washington University Siteman Cancer Center: Doug Adkins Yale Cancer Center: Barbara Burtness Cue has engaged a network of nationally recognized clinical investigators and 12 Phase I sites are now open

CUE-101: Clinical Development Plan



2019
2020
2021
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
H&N R/M 2L+
CUE-101 Monotherapy
Parts A & B
Safety and
Immunologic Effect
H&N R/M 1L
CUE-101 + anti-PD-1 Combotherapy
H&N Neoadjuvant
Other HPV-Driven Cancers
TBD

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Building Blocks of IO Growth Strategy Address broader set of tumors (i.e., WT1, KRAS) Address global patient populations (i.e., A11, A24) Address high need R/M H&N cancer patient population Provide safety and proof of platform in a clinical setting Proof of Platform Antigen & HLA Expansion Scalability Increase R&D efficiency via chemical attachment of antigens to HLA Enables targeting of multiple tumor antigens, including post-translationally modified peptides and neo-antigens CUE-100 Framework CUE-101 CUE-102 & Beyond Neo- STATTM

CUE-100 Series Extensibility: CUE-102 and KRAS Allele Expansion CUE-101 CUE-102 KRAS A02 A24 A11 HPV WT1 WT1 KRAS G12V Clinical Preclinical Target Selection KRAS G12V

Neo-STAT: Next-gen Evolution of the Immuno-STAT Framework CUE-100 Neo-STAT Top View Therapeutic scaffold receptive for chemical conjugation of peptides, that potentially: Increases R&D efficiency and reduces cost of the generation of clinical grade material on the CUE-100 framework Enables targeting of multiple tumor antigens including post-translationally modified peptides and neo-antigens for personalized therapy Therapeutic scaffold manufactured in bulk

Neo-STAT Driven T cell Expansion is Comparable to the Immuno-STAT Format CMV Responsive Donors MART-1 Responsive Donors CMV CUE-100 Series Immuno-STAT CMV Neo-STAT MART-1 Neo-STAT MART-1 CUE-100 Series Immuno-STAT MART-1 Neo-STAT CMV Neo-STAT

Restoring Immune Balance Outside of immuno-oncology, Cue has partnered with Merck to establish Immuno-STAT applications in autoimmune diseases Balance Cancer & Infection Autoimmune Disease Requires inhibition of pathogenic effector T cells and/or selective activation of Tregs Suppression Over Stimulation Requires expansion of tumor-specific effector T cells or reversal of exhausted T cells

Immuno-STAT Dampens Autoreactive CD4+ T cells



Proinsulin76-90
Class II DRB1*04
PD-L1
Fc (Effector-less)



D0
PBMC + pathogenic peptide
Pathogenic T cell (orange)
Non-cognate (GAD65) PD-L1 Immuno-STAT
Cognate (Proins) PD-L1 Immuno-STAT
D10
Tetramer readout
Expansion of pathogenic antigen-specific CD4 T cells
Suppression of pathogenic antigen-specific CD4 T cell expansion



T1D Donor 1
T1D Donor 2
% Response to Peptide
0
20
40
60
80
100
120
140
160
No Peptide
Patho. Peptide
Patho. Peptide + Proins Immuno-STAT
Patho. Peptide + GA65 Immuno-STAT

$Proins_{76\text{-}90,\ K88S}$/DR4-PDL1 Immuno-STAT selectively inhibits antigen-specific $CD4^{+}$ T Cell expansion from PBMCs of T1D donors

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Early Intervention with Immuno-STAT Selectively Reduces Proinsulin Responsive CD4+ T Cells in Transgenic Mice Treatment with Immuno-STAT starting on Day 1 post immunization selectively suppresses expansion of PI-reactive cells without inhibiting expansion of HA-reactive cells Note: HA307-319 is a well-characterized viral antigen used as an experimental control

Corporate Highlights Distinct mechanism of action for selective modulation of disease-relevant T cells directly in a patient’s body Modular therapeutic frameworks targeting cancer and autoimmune disease Industry-standard manufacturing, without need for ex vivo manipulation LG Chem collaboration to expand IL-2 based CUE-100 series in immuno-oncology Merck collaboration to establish proof of mechanism for Immuno-STAT platform in autoimmune disease CUE-101 in Phase 1 for R/M HPV+ head and neck cancer with initial data in 1H 2020 Platform modularity demonstrated through CUE-102 for WT1-associated cancers Neo-STAT capability enhances R&D efficiency and offers potential for personalized immunotherapy Strong financial position supports key readouts from ongoing CUE-101 clinical study and further expansion of Immuno-STAT platform Disruptive Platform for T Cell Modulation In Vivo Strategic Partnerships to Accelerate Expansion Focused Execution Against Platform Validation